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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-1 (File No. 333- ) of our report dated September 24, 1999, except as to the
second paragraph of Note 1 which is as of November   , 1999, relating to the
financial statements of HealthCentral.com, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

San Jose, California
      , 1999